UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-00734
Van Kampen Harbor Fund
(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices)       (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 12/31/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2009

MUTUAL FUNDS Van Kampen Harbor Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Harbor Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of December 31, 2009.

This material must be preceded or accompanied by a Class A, B, C and I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Merrill Lynch All Convertible Securities Index and the Lipper Convertible Securities Funds Index from 12/31/99 through 12/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 11/15/56		since 12/20/91		since 10/26/93		since 3/23/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	8.96%	8.84%	7.15%	7.15%	5.94%	5.94%	5.05%

10-year	1.66	1.06	1.04	1.04	0.88	0.88	—

5-year	3.65	2.43	2.87	2.60	2.88	2.88	—

1-year	42.17	34.03	41.14	36.14	41.20	40.20	42.61

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. The since inception and ten year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Merrill Lynch All Convertible Securities Index is an unmanaged, broad-based market index that is inclusive of all convertibles over $50 million in issue size. The Lipper Convertible Securities Funds Index represents the average performance of the 10 largest convertible securities mutual funds, as classified by Lipper, Inc. The Indices are unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended December 31, 2009

Market Conditions

The convertible securities market, along with the equity market, rebounded during the 12-month period ended December 31, 2009.

In the first quarter of 2009, economic data exhibited continued deterioration. Manufacturing activity decelerated, home prices continued to decline and labor market conditions weakened, with unemployment rising to 8.5 percent. Policy makers continued to respond aggressively by creating a number of emergency programs and enacting globally coordinated rate cuts. New convertibles issuance came to a halt, credit conditions weakened and demand from hedge funds was lethargic due to ongoing redemptions. Late in the first quarter, however, the primary market showed signs of life, with $2.6 billion in proceeds as issuers found the convertible market to be a cost effective place to raise capital.

During the second quarter, the market rallied as corporate, economic, and policy news turned more positive. Corporate earnings announcements provided improving news as many companies beat analysts’ low expectations. On the economic front, inflation remained subdued, and housing activity showed signs of improvement. Relief over banks’ stress test results and evidence that U.S. government programs aimed at further liquefying the system were taking effect added to the positive market sentiment. Convertible issuance rose to $12.8 billion during the quarter, with 45 deals being priced. New issuance continued to be marked by a lack of large, billion-plus dollar deals, with most deals under $250 million in size. Demand for these smaller issues was robust, however, and many deals were upsized.

The financial markets continued to improve in the third quarter, as the global economy showed evidence of bottoming. Positive economic data was primarily driven by an inventory replacement cycle. Additionally, the global supply of fiscal and monetary stimulus energized the markets, and inflation remained in check. As unemployment had risen to 9.8 percent, prospects for a jobless recovery remained high.

The fourth quarter saw a continuation of the equity market rally. Third quarter GDP growth (announced in the fourth quarter) was positive. Although the estimate was adjusted downward, it nevertheless indicated that the U.S. was emerging from its worst recession since World War II. Stimulative fiscal and monetary policies have been a major driver of the rebound. The unemployment rate, which is a lagging economic indicator, topped 10 percent by year-end. On the back of a declining U.S. dollar, gold and other precious metals made new highs. The convertible market rallied along with the underlying equities in the final months of the year.

Speculative grade convertible securities outperformed investment grade for the year, primarily due to the strong performance of underlying stocks and spread tightening in the high yield bond market. New issuance for 2009 reached $37.2 billion versus

$58.3 billion in 2008. With higher yields and lower conversion premiums, deal terms were largely favorable for investors.

Performance Analysis

All share classes of Van Kampen Harbor Fund underperformed the Merrill Lynch All Convertible Securities Index (the “Index”) and the Lipper Convertible Securities Funds Index for the 12 months ended December 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended December 31, 2009

				Merrill Lynch All	Lipper Convertible
				Convertible	Securities Funds
Class A	Class B	Class C	Class I	Securities Index	Index

42.17%	41.14%	41.20%	42.61%	49.13%	45.60%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The following factors contributed to the Fund’s underperformance relative to the Index during the period:

•	The Fund’s underweight in financials, while beneficial earlier in the period, was disadvantageous for the overall reporting period as the sector rebounded sharply in the latter half. As a whole, the sector was up 51 percent through year-end. A few Index holdings posted even sharper rallies as they recovered from historically low levels. We continue to be underweight but have added to financial companies that we believe have appropriate risk/return characteristics.

•	The overweight position in health care, which significantly aided the portfolio in 2008 and early in the first quarter of this year, detracted from performance for the period overall. Concern surrounding health care reform and a slowdown in spending as companies await stimulus funding led to the weakness. The equity-sensitive nature of some of these holdings also added to the negative impact. In addition, as the market rebounded, investors focused on higher beta sectors (those that are more sensitive to market movements), rather than more defensive sectors such as health care.

However, relative gains elsewhere in the portfolio were additive to performance.

•	Strong performance in the materials sector contributed to performance. As signs of a global economic rebound appeared, prices of commodities, including aluminum and copper, rose as global demand increased and supply was low. We increased the Fund’s position in the sector to an overweight versus the Index.

•	Consumer discretionary exposure also aided performance over the reporting period. We increased the Fund’s exposure to the sector primarily through added holdings in auto parts. These securities enhanced returns as industry restructuring led to cost savings that helped boost their performance.

Market Outlook

We continue to find compelling value in the universe of convertible securities. We believe the economic outlook is more optimistic. As the convertible market becomes more equity sensitive, future performance will be more dependent on economic recovery and equity market performance. We have been taking advantage of the new issue market and will continue to do so where we find pricing attractive.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 12/31/09 (Unaudited)

LifePoint Hospitals, Inc.	1.2%
Molson Coors Brewing Co.	1.2
Equinix, Inc.	1.2
UAL Corp.	1.2
Freeport-McMoRan Copper & Gold, Inc.	1.2
Great Plains Energy, Inc.	1.2
SAVVIS, Inc.	1.1
EMC Corp.	1.1
Navistar International Corp.	1.1
Gilead Sciences, Inc.	1.1

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)

Semiconductors	5.5%
Biotechnology	4.9
Computer Storage & Peripherals	4.7
Pharmaceuticals	4.3
Internet Software & Services	4.0
Oil & Gas Exploration & Production	3.4
Health Care Equipment	2.9
Property & Casualty Insurance	2.7
Steel	2.6
Aerospace & Defense	2.3
Other Diversified Financial Services	2.2
Automobile Manufacturers	2.2
Oil & Gas Equipment & Services	2.1
Systems Software	2.1
Wireless Telecommunication Services	2.0
Health Care Facilities	2.0
Electric Utilities	1.9
Environmental & Facilities Services	1.8
Diversified Metals & Mining	1.7
Life Sciences Tools & Services	1.7
Oil & Gas Drilling	1.6
Hotels, Resorts & Cruise Lines	1.6
Coal & Consumable Fuels	1.5
Asset Management & Custody Banks	1.4
Application Software	1.4
Construction & Farm Machinery & Heavy Trucks	1.3
Brewers	1.2
Airlines	1.2
Internet Retail	1.2
Auto Parts & Equipment	1.2
Alternative Carriers	1.0
Cable & Satellite	1.0
Department Stores	1.0
Technology Distributors	1.0
Packaged Foods & Meats	1.0
Retailers	1.0
Consumer Products	0.9
Office Real Estate Investment Trust	0.9
Homebuilding	0.9
(continued on next page)

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)
(continued from previous page)

Oil & Gas Storage & Transportation	0.9
Agricultural Products	0.9
Commodity Chemicals	0.9
Advertising	0.9
Regional Banks	0.8
Real Estate Investment Trust	0.8
Industrial Machinery	0.8
Apparel Retail	0.8
Broadcasting & Cable TV	0.8
Electrical Components & Equipment	0.8
Diversified REIT’s	0.8
Diversified Banks	0.7
Industrial Conglomerates	0.7
Casinos & Gaming	0.7
IT Consulting & Other Services	0.6
Data Processing & Outsourced Services	0.6
Electronic Manufacturing Services	0.6
Multi-Line Insurance	0.6
Automotive Retail	0.5
Railroads	0.5
Health Care Services	0.5
Paper & Related Products	0.5
Movies & Entertainment	0.5
Gold	0.4
Managed Health Care	0.4
Communications Equipment	0.4
Specialized Consumer Services	0.4
Health Care	0.3
Aluminum	0.2
Investment Banking & Brokerage	0.2

Total Long-Term Investments	97.8
Total Repurchase Agreements	1.9

Total Investments	99.7
Other Assets in Excess of Liabilities	0.3

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/09	12/31/09	7/1/09-12/31/09

Class A
Actual	$1,000.00	$1,227.05	$5.84
Hypothetical	1,000.00	1,019.96	5.30
(5% annual return before expenses)

Class B
Actual	1,000.00	1,222.21	10.03
Hypothetical	1,000.00	1,016.18	9.10
(5% annual return before expenses)

Class C
Actual	1,000.00	1,222.43	10.03
Hypothetical	1,000.00	1,016.18	9.10
(5% annual return before expenses)

Class I
Actual	1,000.00	1,228.36	4.44
Hypothetical	1,000.00	1,021.22	4.02
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 1.79%, 1.79% and 0.79% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Van Kampen Harbor Fund
Portfolio of Investments  ■  December 31, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Convertible Corporate Obligations 81.4% Advertising 0.9%
$2,580	Interpublic Group of Cos., Inc.	4.250%	03/15/23	$2,576,775

	Aerospace & Defense 2.3%
3,100	AAR Corp.	1.750	02/01/26	3,131,000
2,640	Ceradyne, Inc.	2.875	12/15/35	2,501,400
1,257	L-3 Communications Corp.	3.000	08/01/35	1,326,135

				6,958,535

	Airlines 1.2%
4,100	UAL Corp.	4.500	06/30/21	3,638,750

	Alternative Carriers 1.0%
3,300	Level 3 Communications, Inc.	5.250	12/15/11	3,147,375

	Aluminum 0.2%
275	Alcoa, Inc.	5.250	03/15/14	714,656

	Apparel Retail 0.8%
3,083	Charming Shoppes, Inc.	1.125	05/01/14	2,312,250

	Application Software 1.4%
2,335	Blackboard, Inc.	3.250	07/01/27	2,413,806
700	Epicor Software Corp.	2.375	05/15/27	596,750
960	Informatica Corp.	3.000	03/15/26	1,304,400

				4,314,956

	Asset Management & Custody Banks 1.4%
1,150	BlackRock, Inc.	2.625	02/15/35	2,688,125
1,356	Janus Capital Group, Inc.	3.250	07/15/14	1,640,760

				4,328,885

	Auto Parts & Equipment 0.7%
1,700	BorgWarner, Inc.	3.500	04/15/12	2,152,625

	Automobile Manufacturers 2.2%
2,565	Ford Motor Co.	4.250	11/15/16	3,228,693
3,205	Navistar International Corp.	3.000	10/15/14	3,329,194

				6,557,887

	Automotive Retail 0.5%
1,453	Sonic Automotive, Inc.	5.000	10/01/29	1,576,505

	Biotechnology 4.9%
488	Alexion Pharmaceuticals, Inc.	1.375	02/01/12	1,521,950
2,760	Amgen, Inc.	0.125	02/01/11	2,739,300
1,725	Amgen, Inc.	0.375	02/01/13	1,744,406
2,555	Amylin Pharmaceuticals, Inc.	3.000	06/15/14	2,005,675
1,619	BioMarin Pharmaceuticals, Inc.	1.875	04/23/17	1,738,401

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Biotechnology (Continued)
$2,100	Enzon Pharmaceuticals, Inc.	4.000%	06/01/13	$2,462,250
1,825	Incyte Corp., Ltd. (a)	4.750	10/01/15	2,390,750

				14,602,732

	Brewers 1.2%
3,300	Molson Coors Brewing Co.	2.500	07/30/13	3,663,000

	Broadcasting & Cable TV 0.8%
3,000	Central European Media Enterprises, Ltd. (Bermuda) (a)	3.500	03/15/13	2,302,500

	Cable & Satellite 1.0%
2,650	Virgin Media, Inc. (a)	6.500	11/15/16	3,153,500

	Casinos & Gaming 0.7%
1,628	International Game Technology (a)	3.250	05/01/14	1,992,265

	Coal & Consumable Fuels 1.5%
2,500	Massey Energy Co.	3.250	08/01/15	2,196,875
2,400	Peabody Energy Corp.	4.750	12/15/66	2,436,000

				4,632,875

	Communications Equipment 0.4%
1,314	Arris Group, Inc.	2.000	11/15/26	1,299,283

	Computer Storage & Peripherals 4.7%
2,750	EMC Corp.	1.750	12/01/11	3,355,000
1,180	EMC Corp.	1.750	12/01/13	1,482,375
2,450	Maxtor Corp.	2.375	08/15/12	2,903,250
2,600	NetApp, Inc.	1.750	06/01/13	3,237,000
3,580	SanDisk Corp.	1.000	05/15/13	3,002,725

				13,980,350

	Construction & Farm Machinery & Heavy Trucks 1.3%
1,100	Terex Corp.	4.000	06/01/15	1,592,250
2,190	Titan International, Inc. (a)	5.625	01/15/17	2,324,138

				3,916,388

	Consumer Products 0.9%
850	Hertz Global Holdings, Inc.	5.250	06/01/14	1,389,750
1,400	Sotheby’s	3.125	06/15/13	1,366,750

				2,756,500

	Data Processing & Outsourced Services 0.6%
1,815	Alliance Data Systems Corp.	1.750	08/01/13	1,858,106

	Department Stores 1.0%
3,495	Saks, Inc.	2.000	03/15/24	2,905,219

	Diversified REIT’s 0.8%
1,750	Digital Realty Trust, LP (a)	5.500	04/15/29	2,285,937

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Electrical Components & Equipment 0.8%
$1,000	Suntech Power Holdings Co., Ltd. (Cayman Islands)	3.000%	03/15/13	$797,500
1,360	Yingli Green Energy Holding Co., Ltd. (Cayman Islands)	*	12/15/12	1,489,200

				2,286,700

	Electronic Manufacturing Services 0.6%
1,750	TTM Technologies, Inc.	3.250	05/15/15	1,754,375

	Environmental & Facilities Services 1.8%
3,250	Covanta Holding Corp.	1.000	02/01/27	3,050,937
2,100	Waste Connections, Inc.	3.750	04/01/26	2,268,000

				5,318,937

	Gold 0.4%
1,070	Newmont Mining Corp.	3.000	02/15/12	1,353,550

	Health Care 0.3%
700	Life Technologies Corp.	3.250	06/15/25	829,500

	Health Care Equipment 2.9%
1,725	Beckman Coulter, Inc.	2.500	12/15/36	1,983,750
1,400	Insulet Corp.	5.375	06/15/13	1,345,750
2,500	Medtronic, Inc.	1.500	04/15/11	2,550,000
3,350	Wright Medical Group, Inc.	2.625	12/01/14	2,948,000

				8,827,500

	Health Care Facilities 2.0%
1,349	Health Management Associates, Inc. (a)	3.750	05/01/28	1,377,666
4,000	LifePoint Hospitals, Inc.	3.500	05/15/14	3,745,000
1,050	NovaMed, Inc.	1.000	06/15/12	833,438

				5,956,104

	Health Care Services 0.5%
1,700	Chemed Corp.	1.875	05/15/14	1,487,500

	Homebuilding 0.9%
2,400	DR Horton, Inc.	2.000	05/15/14	2,670,000

	Hotels, Resorts & Cruise Lines 1.6%
2,950	Gaylord Entertainment Co. (a)	3.750	10/01/14	3,020,063
1,100	Wyndham Worldwide Corp.	3.500	05/01/12	1,854,875

				4,874,938

	Industrial Conglomerates 0.7%
1,250	Textron, Inc.	4.500	05/01/13	2,020,313

	Industrial Machinery 0.8%
1,150	Ingersoll-Rand Co., Ltd. (Bermuda)	4.500	04/15/12	2,366,125

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Internet Retail 1.2%
$1,650	GSI Commerce, Inc.	2.500%	06/01/27	$1,767,563
2,000	VeriSign, Inc.	3.250	08/15/37	1,787,500

				3,555,063

	Internet Software & Services 4.0%
3,300	Equinix, Inc.	2.500	04/15/12	3,654,750
3,750	SAVVIS, Inc.	3.000	05/15/12	3,431,250
1,380	Symantec Corp.	0.750	06/15/11	1,507,650
2,100	Symantec Corp.	1.000	06/15/13	2,365,125
1,050	Terremark Worldwide, Inc.	6.625	06/15/13	955,500

				11,914,275

	Investment Banking & Brokerage 0.2%
649	Jefferies Group, Inc.	3.875	11/01/29	644,133

	IT Consulting & Other Services 0.6%
1,750	CACI International, Inc.	2.125	05/01/14	1,870,312

	Life Sciences Tools & Services 1.7%
2,355	Millipore Corp.	3.750	06/01/26	2,440,369
2,800	Nektar Therapeutics	3.250	09/28/12	2,590,000

				5,030,369

	Managed Health Care 0.4%
1,380	AMERIGROUP Corp.	2.000	05/15/12	1,331,700

	Movies & Entertainment 0.5%
1,400	Liberty Media LLC	3.125	03/30/23	1,415,750

	Office Real Estate Investment Trust 0.9%
1,600	Alexandria Real Estate Equities, Inc. (a)	8.000	04/15/29	2,742,000

	Oil & Gas Drilling 1.6%
2,450	Nabors Industries, Inc.	0.940	05/15/11	2,407,125
2,600	Transocean, Inc., Ser C (Cayman Islands)	1.500	12/15/37	2,515,500

				4,922,625

	Oil & Gas Equipment & Services 2.1%
930	Cooper Cameron Corp.	2.500	06/15/26	1,256,663
1,100	Exterran Holdings, Inc.	4.250	06/15/14	1,292,500
650	Schlumberger Ltd., Ser B (Netherlands Antilles)	2.125	06/01/23	1,064,375
1,505	SESI LLC (b)	1.500/1.250	12/15/26	1,386,481
1,700	Trico Marine Services, Inc.	8.125	02/01/13	1,440,750

				6,440,769

	Oil & Gas Exploration & Production 3.4%
2,300	Chesapeake Energy Corp.	2.500	05/15/37	2,070,000
1,750	Core Laboratories, LP	0.250	10/31/11	2,253,125

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Oil & Gas Exploration & Production (Continued)
$3,400	GMX Resources, Inc.	5.000%	02/01/13	$3,123,750
2,700	St. Mary Land & Exploration Co.	3.500	04/01/27	2,683,125

				10,130,000

	Other Diversified Financial Services 0.4%
1,340	NASDAQ OMX Group, Inc.	2.500	08/15/13	1,262,950

	Paper & Related Products 0.5%
1,350	Rayonier TRS Holdings, Inc.	3.750	10/15/12	1,441,125

	Pharmaceuticals 3.6%
2,670	Cephalon, Inc.	2.500	05/01/14	2,993,737
2,900	Endo Pharmaceuticals Holdings, Inc. (a)	1.750	04/15/15	2,704,250
2,762	Gilead Sciences, Inc.	0.500	05/01/11	3,286,780
1,825	King Pharmaceuticals, Inc.	1.250	04/01/26	1,699,531

				10,684,298

	Property & Casualty Insurance 1.0%
2,550	Old Republic International Corp.	8.000	05/15/12	2,884,688

	Retailers 1.0%
3,300	Iconix Brand Group, Inc.	1.875	06/30/12	2,965,875

	Semiconductors 5.5%
1,085	Advanced Micro Devices, Inc.	5.750	08/15/12	1,075,506
3,190	Advanced Micro Devices, Inc.	6.000	05/01/15	2,886,950
2,300	Intel Corp.	2.950	12/15/35	2,231,000
3,250	Intel Corp. (a)	2.950	12/15/35	3,152,500
1,400	Micron Technology, Inc.	1.875	06/01/14	1,354,500
750	Micron Technology, Inc.	4.250	10/15/13	1,649,063
2,600	ON Semiconductor Corp. (a)	2.625	12/15/26	2,902,250
1,200	Xilinx, Inc. (a)	3.125	03/15/37	1,116,000

				16,367,769

	Specialized Consumer Services 0.4%
1,150	Coinstar, Inc.	4.000	09/01/14	1,150,000

	Steel 2.6%
1,450	ArcelorMittal (Luxembourg)	5.000	05/15/14	2,408,812
2,120	Steel Dynamics, Inc.	5.125	06/15/14	2,695,050
1,400	United States Steel Corp.	4.000	05/15/14	2,630,250

				7,734,112

	Systems Software 2.1%
1,670	Macrovision Corp.	2.625	08/15/11	2,072,888
1,209	Sybase, Inc.	1.750	02/22/25	2,097,615
1,831	TeleCommunication Systems, Inc. (a)	4.500	11/01/14	2,206,355

				6,376,858

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Technology Distributors 1.0%
$1,950	Anixter International, Inc.	1.000%	02/15/13	$1,886,625
1,400	Bell Microproducts, Inc., Ser B	3.750	03/05/24	1,232,000

				3,118,625

	Wireless Telecommunication Services 1.0%
3,045	SBA Communications Corp.	1.875	05/01/13	3,140,156

	Total Convertible Corporate Obligations 81.4%			244,496,848

Description	Shares	Value

Convertible Preferred Stocks 15.6%
Agricultural Products 0.9%
Archer-Daniels-Midland Co., 6.250%	60,400	$2,634,044

Auto Parts & Equipment 0.5%
Autoliv, Inc., 8.000%	23,350	1,391,543

Commodity Chemicals 0.9%
Celanese Corp., 4.250%	63,000	2,586,938

Diversified Banks 0.7%
Wells Fargo & Co., Class A, 7.500%	2,375	2,180,250

Diversified Metals & Mining 1.7%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	30,800	3,549,700
Vale Capital II (Cayman Islands), 6.750%	19,000	1,598,375

		5,148,075

Electric Utilities 1.9%
FPL Group, Inc., 8.375%	41,700	2,174,655
Great Plains Energy, Inc., 12.000%	52,500	3,465,000

		5,639,655

Multi-Line Insurance 0.5%
American International Group, Inc., 8.500%	146,100	1,655,313

Oil & Gas Storage & Transportation 0.9%
El Paso Corp., 4.990%	2,950	2,666,800

Other Diversified Financial Services 1.8%
Bank of America Corp., Ser L, 7.250%	2,670	2,350,267
Citigroup, Inc., 7.500%	29,400	3,067,596

		5,417,863

Packaged Foods & Meats 1.0%
Dole Food Co., Inc., 7.000% (a)	252,600	2,987,778

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  December 31, 2009  continued

Description	Shares	Value

Property & Casualty Insurance 1.7%
Assured Guaranty, Ltd. (Bermuda), 8.500%	27,500	$2,491,637
XL Capital, Ltd. (Cayman Islands), 10.750%	98,000	2,736,160

		5,227,797

Railroads 0.5%
Kansas City Southern, Inc., 5.125%	1,290	1,557,998

Real Estate Investment Trust 0.8%
Simon Property Group, Inc., 6.000%	34,800	2,366,400

Regional Banks 0.8%
KeyCorp, Ser A, 7.750%	31,800	2,548,770

Wireless Telecommunication Services 1.0%
Crown Castle International Corp., 6.250%	50,000	2,903,125

Total Convertible Preferred Stocks 15.6%		46,912,349

Common Stocks 0.8%
Pharmaceuticals 0.8%
Merck & Co., Inc.	62,438	2,281,485

Total Long-Term Investments 97.8% (Cost $263,056,922)		293,690,682

Repurchase Agreements 1.9%
Banc of America Securities ($2,075,087 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $2,075,090)		$2,075,087
JPMorgan Chase & Co. ($3,362,743 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $3,362,743)		3,362,743
State Street Bank & Trust Co. ($70,170 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $70,170)		70,170

Total Repurchase Agreements 1.9% (Cost $5,508,000)		5,508,000

Total Investments 99.7% (Cost $268,564,922)		299,198,682

Other Assets in Excess of Liabilities 0.3%		994,064

Net Assets 100.0%		$300,192,746

See Notes to Financial Statements

Van Kampen Harbor Fund
Portfolio of Investments  ■  December 31, 2009  continued

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date.

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Convertible Corporate Obligations	$—	$244,496,848	$—	$244,496,848
Convertible Preferred Stocks
Agricultural Products	2,634,044	—	—	2,634,044
Auto Parts & Equipment	1,391,543	—	—	1,391,543
Commodity Chemicals	—	2,586,938	—	2,586,938
Diversified Banks	2,180,250	—	—	2,180,250
Diversified Metals & Mining	—	5,148,075	—	5,148,075
Electric Utilities	5,639,655	—	—	5,639,655
Multi-Line Insurance	1,655,313	—	—	1,655,313
Oil & Gas Storage & Transportation	—	2,666,800	—	2,666,800
Other Diversified Financial Services	3,067,596	2,350,267	—	5,417,863
Packaged Foods & Meats	—	2,987,778	—	2,987,778
Property & Casualty Insurance	2,736,160	2,491,637	—	5,227,797
Railroads	—	1,557,998	—	1,557,998
Real Estate Investment Trust	2,366,400	—	—	2,366,400
Regional Banks	2,548,770	—	—	2,548,770
Wireless Telecommunication Services	—	2,903,125	—	2,903,125
Common Stocks
Pharmaceuticals	2,281,485	—	—	2,281,485
Repurchase Agreements	—	5,508,000	—	5,508,000

Total Investments in an Asset Position	$26,501,216	$272,697,466	$—	$299,198,682

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Statements

Statement of Assets and Liabilities
December 31, 2009

Assets:
Total Investments (Cost $268,564,922)	$299,198,682
Cash	123,720
Receivables:
Interest	1,243,193
Fund Shares Sold	244,780
Dividends	108,922
Other	118,234

Total Assets	301,037,531

Liabilities:
Payables:
Fund Shares Repurchased	221,007
Investment Advisory Fee	138,237
Distributor and Affiliates	99,169
Trustees’ Deferred Compensation and Retirement Plans	216,424
Accrued Expenses	169,948

Total Liabilities	844,785

Net Assets	$300,192,746

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$291,430,129
Net Unrealized Appreciation	30,633,760
Accumulated Undistributed Net Investment Income	1,474,032
Accumulated Net Realized Loss	(23,345,175)

Net Assets	$300,192,746

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $260,126,464 and 17,039,570 shares of beneficial interest issued and outstanding)	$15.27
Maximum sales charge (5.75%* of offering price)	0.93

Maximum offering price to public	$16.20

Class B Shares:
Net asset value and offering price per share (Based on net assets of $8,789,869 and 577,518 shares of beneficial interest issued and outstanding)	$15.22

Class C Shares:
Net asset value and offering price per share (Based on net assets of $17,685,024 and 1,150,511 shares of beneficial interest issued and outstanding)	$15.37

Class I Shares:
Net asset value and offering price per share (Based on net assets of $13,591,389 and 889,913 shares of beneficial interest issued and outstanding)	$15.27

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Interest	$7,817,348
Dividends	3,145,680

Total Income	10,963,028

Expenses:
Investment Advisory Fee	1,348,853
Distribution (12b-1) and Service Fees
Class A	539,781
Class B	82,370
Class C	118,879
Transfer Agent Fees	408,305
Accounting and Administrative Expenses	88,192
Reports to Shareholders	69,116
Registration Fees	60,858
Professional Fees	49,179
Custody	41,076
Trustees’ Fees and Related Expenses	24,112
Other	21,213

Total Expenses	2,851,934
Less Credits Earned on Cash Balances	2,024

Net Expenses	2,849,910

Net Investment Income	$8,113,118

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(3,430,187)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(51,434,430)
End of the Period	30,633,760

Net Unrealized Appreciation During the Period	82,068,190

Net Realized and Unrealized Gain	$78,638,003

Net Increase in Net Assets From Operations	$86,751,121

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$8,113,118	$5,644,292
Net Realized Loss	(3,430,187)	(16,615,570)
Net Unrealized Appreciation/Depreciation During the Period	82,068,190	(75,377,697)

Change in Net Assets from Operations	86,751,121	(86,348,975)

Distributions from Net Investment Income:
Class A Shares	(6,146,337)	(6,910,650)
Class B Shares	(163,278)	(297,219)
Class C Shares	(254,722)	(151,799)
Class I Shares	(183,037)	(25,642)

Total Distributions	(6,747,374)	(7,385,310)

Net Change in Net Assets from Investment Activities	80,003,747	93,734,285

From Capital Transactions:
Proceeds from Shares Sold	67,433,870	20,812,727
Net Asset Value of Shares Issued Through Dividend Reinvestment	5,761,708	6,269,243
Cost of Shares Repurchased	(44,927,907)	(55,015,605)

Net Change in Net Assets from Capital Transactions	28,267,671	(27,933,635)

Total Increase/Decrease in Net Assets	108,271,418	(121,667,920)

Net Assets:
Beginning of the Period	191,921,328	313,589,248

End of the Period (Including accumulated undistributed net investment income of $1,474,032 and $(774,807), respectively)	$300,192,746	$191,921,328

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class A Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$11.03	$16.22	$15.58	$14.50	$14.93

Net Investment Income (a)	0.44	0.32	0.34	0.40	0.39
Net Realized and Unrealized Gain/Loss	4.16	(5.09)	0.81	1.19	(0.32)

Total from Investment Operations	4.60	(4.77)	1.15	1.59	0.07
Less Distributions from Net Investment Income	0.36	0.42	0.51	0.51	0.50

Net Asset Value, End of the Period	$15.27	$11.03	$16.22	$15.58	$14.50

Total Return (b)	42.17%	–29.90%	7.51%	11.15%	0.45%
Net Assets at End of the Period (In millions)	$260.1	$177.7	$284.2	$300.2	$314.4
Ratio of Expenses to Average Net Assets (c)	1.11%	1.05%	1.05%	1.05%	1.07%
Ratio of Net Investment Income to Average Net Assets	3.36%	2.23%	2.12%	2.68%	2.69%
Portfolio Turnover	127%	92%	120%	87%	69%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended December 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class B Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$11.00	$16.18	$15.54	$14.46	$14.90

Net Investment Income (a)	0.33	0.21	0.22	0.29	0.27
Net Realized and Unrealized Gain/Loss	4.15	(5.08)	0.81	1.19	(0.32)

Total from Investment Operations	4.48	(4.87)	1.03	1.48	(0.05)
Less Distributions from Net Investment Income	0.26	0.31	0.39	0.40	0.39

Net Asset Value, End of the Period	$15.22	$11.00	$16.18	$15.54	$14.46

Total Return (b)	41.14%	–30.44%	6.73%	10.28%	–0.31%
Net Assets at End of the Period (In millions)	$8.8	$7.8	$20.1	$25.1	$33.1
Ratio of Expenses to Average Net Assets (c)	1.86%	1.81%	1.81%	1.82%	1.83%
Ratio of Net Investment Income to Average Net Assets	2.57%	1.46%	1.36%	1.91%	1.91%
Portfolio Turnover	127%	92%	120%	87%	69%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended December 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class C Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$11.10	$16.33	$15.68	$14.59	$15.02

Net Investment Income (a)	0.36	0.21	0.22	0.29	0.28
Net Realized and Unrealized Gain/Loss	4.17	(5.13)	0.82	1.20	(0.32)

Total from Investment Operations	4.53	(4.92)	1.04	1.49	(0.04)
Less Distributions from Net Investment Income	0.26	0.31	0.39	0.40	0.39

Net Asset Value, End of the Period	$15.37	$11.10	$16.33	$15.68	$14.59

Total Return (b)	41.20%	–30.47%	6.72%	10.25%	–0.24%
Net Assets at End of the Period (In millions)	$17.7	$5.7	8.4	$9.2	$11.2
Ratio of Expenses to Average Net Assets (c)	1.86%	1.81%	1.81%	1.82%	1.83%
Ratio of Net Investment Income to Average Net Assets	2.66%	1.46%	1.36%	1.91%	1.92%
Portfolio Turnover	127%	92%	120%	87%	69%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended December 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen Harbor Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					March 23, 2005
					(Commencement
	Year Ended December 31,				of Operations) to
Class I Shares	2009	2008	2007	2006	December 31, 2005

Net Asset Value, Beginning of the Period	$11.03	$16.23	$15.58	$14.50	$14.17

Net Investment Income (a)	0.51	0.35	0.38	0.44	0.33
Net Realized and Unrealized Gain/Loss	4.13	(5.10)	0.82	1.18	0.40

Total from Investment Operations	4.64	(4.75)	1.20	1.62	0.73
Less Distributions from Net Investment Income	0.40	0.45	0.55	0.54	0.40

Net Asset Value, End of the Period	$15.27	$11.03	$16.23	$15.58	$14.50

Total Return (b)	42.61%	–29.77%	7.83%	11.33%	5.21% *
Net Assets at End of the Period (In millions)	$13.6	$0.7	$0.9	$0.5	$0.1
Ratio of Expenses to Average Net Assets (c)	0.86%	0.81%	0.81%	0.81%	0.84%
Ratio of Net Investment Income to Average Net Assets	3.68%	2.46%	2.36%	2.93%	3.10%
Portfolio Turnover	127%	92%	120%	87%	69%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended December 31, 2007 and 2006.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Harbor Fund
Notes to Financial Statements  ■  December 31, 2009

1. Significant Accounting Policies
Van Kampen Harbor Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide current income, capital appreciation and conservation of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks. The Fund commenced investment operations on November 15, 1956. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Unlisted convertible securities are valued at the mean of the last reported bid and asked prices. Fixed income investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most

Van Kampen Harbor Fund
Notes to Financial Statements  ■  December 31, 2009  continued

advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2009, the Fund had no when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision

Van Kampen Harbor Fund
Notes to Financial Statements  ■  December 31, 2009  continued

for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $22,914,734 which will expire according to the following schedule:

Amount	Expiration Date

$2,111,386	December 31, 2010
6,558,230	December 31, 2016
14,245,118	December 31, 2017

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$269,013,318

Gross tax unrealized appreciation	$36,220,525
Gross tax unrealized depreciation	(6,035,161)

Net tax unrealized appreciation on investments	$30,185,364

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	2009	2008

Distributions paid from:
Ordinary income	$6,747,374	$7,385,310

Van Kampen Harbor Fund
Notes to Financial Statements  ■  December 31, 2009  continued

Permanent differences, primarily due to book to tax amortization differences on bonds sold and held during 2009, resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2009:

Accumulated Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Capital

$883,095	$(883,095)	$0

As of December 31, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$2,073,989

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to book to tax amortization differences, the deferral of losses relating to wash sale transactions, and post October losses of $364,815 which are not recognized for tax purposes until the first day of the following fiscal year.

G. Credits Earned on Cash Balances During the year ended December 31, 2009, the Fund’s custody fee was reduced by $2,024 as a result of credits earned on cash balances.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $350 million	.55%
Next $350 million	.50%
Next $350 million	.45%
Over $1.05 billion	.40%

For the year ended December 31, 2009, the Fund recognized expenses of approximately $11,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended December 31, 2009, the Fund recognized expenses of approximately $33,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO

Van Kampen Harbor Fund
Notes to Financial Statements  ■  December 31, 2009  continued

and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2009, the Fund recognized expenses of approximately $180,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $115,200 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended December 31, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $44,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $13,600. Sales charges do not represent expenses of the Fund.

Van Kampen Harbor Fund
Notes to Financial Statements  ■  December 31, 2009  continued

3. Capital Transactions
For the years ended December 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	3,294,085	$41,897,975	1,305,319	$17,428,190
Class B	241,647	3,078,975	111,609	1,497,877
Class C	796,907	10,108,744	139,289	1,699,881
Class I	895,249	12,348,176	15,628	186,779

Total Sales	5,227,888	$67,433,870	1,571,845	$20,812,727

Dividend Reinvestment:
Class A	398,698	$5,315,367	424,502	$5,826,415
Class B	11,768	155,274	20,095	279,194
Class C	15,734	216,204	10,060	138,303
Class I	5,387	74,863	1,854	25,331

Total Dividend Reinvestment	431,587	$5,761,708	456,511	$6,269,243

Repurchases:
Class A	(2,769,872)	$(36,631,797)	(3,128,562)	$(43,416,917)
Class B	(381,800)	(4,885,195)	(670,065)	(9,481,502)
Class C	(179,623)	(2,321,881)	(147,541)	(2,047,063)
Class I	(76,345)	(1,089,034)	(5,588)	(70,123)

Total Repurchases	(3,407,640)	$(44,927,907)	(3,951,756)	$(55,015,605)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $331,960,317 and $295,940,824, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $1,487,300 and $280,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

Van Kampen Harbor Fund
Notes to Financial Statements  ■  December 31, 2009  continued

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

8. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Harbor Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Harbor Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Harbor Fund (the Fund) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Harbor Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2010

Van Kampen Harbor Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2009. For corporate shareholders 32% of the distributions qualify for the dividends received deduction. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $2,640,560 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Harbor Fund
Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Harbor Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Harbor Fund
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Harbor Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Harbor Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Harbor Fund
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Harbor Fund
Trustees and Officers Information  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Harbor Fund
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (48) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Harbor Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Harbor Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Harbor Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Harbor Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Harbor Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

11, 111, 211, 611
HARANN 02/10
IU10-00592P-T02/10

Item 2. Code of Ethics.
(a)     The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.
(b)     No information need be disclosed pursuant to this paragraph.
(c)	Due to personnel changes at the Adviser, the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant		Covered Entities(1)
Audit Fees	$33,600		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0
Tax Fees	$3,400	(3)	$109,924	(4)
All Other Fees	$0		$208,088	(5)
Total Non-Audit Fees	$3,400		$318,012

Total	$37,000		$318,012
2008

	Registrant		Covered Entities(1)
Audit Fees	$33,600		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$3,400	(3)	$99,522	(4)
All Other Fees	$0		$688,963	(5)
Total Non-Audit Fees	$3,400		$1,088,685

Total	$37,000		$1,088,685

N/A-	Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards, and a regulatory compliance project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
-	Van Kampen Investments Inc.

-	Van Kampen Asset Management

-	Van Kampen Advisors Inc.

-	Van Kampen Funds Inc.

-	Van Kampen Investor Services Inc.

-	Morgan Stanley Investment Management Inc.

-	Morgan Stanley Trust Company

-	Morgan Stanley Investment Management Ltd.

-	Morgan Stanley Investment Management Company

-	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Harbor Fund
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: February 18, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: February 18, 2010
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: February 18, 2010